UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         _______________________________

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                                February 2, 1999




   Delaware                     0-71735                           06-1453896
(State or other             (Commission File                 (IRS Employer
jurisdiction of                 Number)                     Identification No.)
incorporation)


         15170 North Hayden Road, Suite One, Scottsdale, Arizona 85260
               (Address of principal executive offices) (Zip Code)



               Registrant's telephone number, including area code:

                                 (602) 627-0200

Item 5.  Other Events.

     On February 2, 1999, Coyote Sports, Inc. ("Coyote Sports") and Royal Precision, Inc. ("Royal Precision") issued a joint press release announcing that they had executed an Agreement and Plan of Merger dated as of January 31, 1999 among Royal Precision, Coyote Sports and RP Acquisition Corp. (the "Merger Agreement") for the combination of the two companies unanimously approved by their respective Boards of Directors and that shareholders representing 53% of Royal's common stock and 69% of Coyote's common stock have agreed to vote their shares in favor of the transaction pursuant to voting agreements entered into by such parties (the "Voting Agreements").

     Under the terms of the Merger Agreement, Royal Precision shareholders will receive, in exchange for each share of Royal Precision common stock, approximately 1.00 share of a new class of Coyote 6% Convertible Preferred Stock with a per share liquidation preference of approximately $6.00. The new Coyote Convertible Preferred Stock will be convertible on a share-for-share basis into Coyote Sports common stock representing, in the aggregate, 50% of the Coyote Sports common stock outstanding on the closing date of the transaction (after giving effect to such conversion). The Convertible Preferred Stock will be redeemable at Coyote Sports' option and carry with it a quarterly cumulative dividend at an annual rate of 6% of the liquidation preference. Under the terms of the Merger Agreement, the exchange ratio pursuant to which shares of Royal Precision common stock will be converted into shares of Coyote Convertible Preferred Stock and the liquidation preference of such Convertible Preferred Stock will be adjusted at the closing date of the merger based on the ratio of the number of shares of Coyote Sports common stock outstanding to the number of shares of Royal Precision common stock outstanding. As of the date of the Merger Agreement, Coyote Sports had approximately 5.68 million shares of common stock outstanding and Royal Precision had approximately 5.67 million shares of common stock outstanding.

     Coyote Sports shareholders James M. Probst, Mel S. Stonebraker and Paragon Coyote Texas, Ltd. have each entered into a Voting Agreement (each a "Coyote Sports Voting Agreement") pursuant to which each such shareholder has agreed (x) not to transfer or otherwise dispose of its shares of Coyote Sports capital stock or any Coyote Sports stock acquired prior to the termination of the Merger Agreement, (y) to vote such stock so as to approve an increase in the number of authorized shares of Coyote Convertible Preferred Stock and the issuance of Coyote Convertible Preferred Stock and to approve and adopt the Merger Agreement and approve the Merger, and (z) to grant Raymond J. Minella and Tom Schneider a proxy with respect to its shares of Coyote Sports capital stock to vote such shares in accordance with its Coyote Sports Voting Agreement. Royal Precision shareholders Lawrence Bain, Berenson Minella & Company, L.P., Ronald L. Chalmers, Danny Edwards, David E. Johnston, Richard P. Johnston and Jayne A. Johnston Charitable Remainder Trust #3 (Richard P. Johnston, Trustee) and Kenneth J. Warren have each entered into a Voting Agreement (each a "Royal Precision Voting Agreement") pursuant to which each such shareholder has agreed
(x) not to transfer or otherwise dispose of its shares of Royal Precision capital stock or any Royal Precision stock acquired prior to the termination of the Merger Agreement, (y) to vote such stock to approve and adopt the Merger Agreement and approve the Merger, and (z) to grant James M. Probst and John P. McNeil a proxy with respect to its shares of Royal Precision capital stock to vote such shares in accordance with its Royal Precision Voting Agreement. Each of the Voting Agreements terminates upon the earlier to occur of the effective date and time of the Merger and the termination of the Merger Agreement in accordance with its terms.

     In connection with entering into the Merger Agreement, Royal Precision and certain of its shareholders entered into an amendment to Royal Precision's existing stockholder agreement, Amendment No. 1 ("Amendment No. 1") to the Stockholder Agreement, dated as of May 12, 1997 (the "Stockholder Agreement"), among Danny Edwards, Drew M. Brown, DMB Property Ventures Limited Partnership, Mark N. Sklar, Bennett Dorrance, Trustee of the Bennett Dorrance Trust dated April 21, 1989, as amended, Christopher A. Johnston, Richard P. Johnston and Jayne A. Johnston Charitable Remainder Trust #3 (Richard P. Johnston, Trustee) as successor to RPJ/JAJ Partners, Ltd., David E. Johnston, Berenson Minella & Company, L.P., Kenneth J. Warren and Royal Precision. Pursuant to Amendment No. 1, Mr. Christopher A. Johnston ceased to be a party to the Stockholder Agreement and certain other amendments were entered into to permit the entry into voting agreements by certain Royal Precision shareholders.

     Completion of the transaction is still subject to required approvals of shareholders of both companies, the receipt of financing commitments sufficient to refinance the existing indebtedness of both companies, registration of the shares of Coyote Sports' preferred stock issuable in the transaction under the securities laws, and other customary closing conditions. The transaction is anticipated to close in the second quarter of 1999.

     A copy of the text of the joint press release is attached as Exhibit 99.1 and is incorporated herein by reference. A copy of the Merger Agreement is attached as Exhibit 99.2 and is incorporated herein by reference. A copy of the Form of Certificate of Designation of the Series C Preferred Stock is attached as Exhibit 99.3 and is incorporated herein by reference. A copy of Amendment No. 1 is attached as Exhibit 99.4 and is incorporated herein by reference. A copy of the Form of Coyote Sports Voting Agreement is attached as Exhibit 99.5 and is incorporated herein by reference. A copy of the Form of Royal Precision Voting Agreement is attached as Exhibit 99.6 and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to such exhibits.

     Royal Precision believes that certain statements it has made herein constitute "forward looking" statements within the meaning of the Private
Securities Litigation Reform Act of 1995. Such forward looking statements involve numerous assumptions, known and unknown risks, uncertainties and other factors which may cause actual and future performance or achievements of Royal Precision, including with respect to the proposed combination, to be materially different from any future results, performance or achievements expressed or implied by such forward looking statements. Such factors include, among other things, the following: achieving sales levels to fulfill revenue expectations; the absence of presently unexpected costs or charges, certain of which may be outside the control of Royal Precision; uncertainties involved in integrating the operations of Coyote Sports and Royal Precision; general economic and business conditions; and industry competition. Additional factors are detailed in Royal Precision's public filings with the Securities and Exchange Commission.


Item 7. Financial Statements and Exhibits

                  (a)      None.

                  (b)      None.

                  (c)      Exhibits.

         99.1 Text of press release issued by Coyote Sports, Inc. and Royal Precision, Inc. on February 2, 1999

         99.2 Agreement and Plan of Merger dated as of January 31, 1999 among Royal Precision, Inc., Coyote Sports, Inc. and RP Acquisition Corp.

         99.3  Form of  Certificate  of  Designation  of the Series C  Preferred
               Stock

         99.4 Amendment No. 1 to the Stockholder Agreement, dated as of May 12, 1997, among Danny Edwards, Drew M. Brown, DMB Property Ventures Limited Partnership, Mark N. Sklar, Bennett Dorrance, Trustee of the Bennett Dorrance Trust dated April 21, 1989, as amended, Christopher A. Johnston, Richard P. Johnston and Jayne A. Johnston Charitable Remainder Trust #3 (Richard P. Johnston, Trustee), as successor to RPJ/JAJ Partners, Ltd., a Wyoming partnership, David E. Johnston, Berenson Minella & Company, L.P., Kenneth J. Warren and Royal Precision

         99.5  Form of Coyote Sports Voting Agreement

         99.6  Form of Royal Precision Voting Agreement

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            ROYAL PRECISION, INC.



Dated:  February 3, 1999                    By:     /s/ Raymond J. Minella
                                               --------------------------------
                                            Name:    Raymond J. Minella
                                            Title:   Chairman

                                  EXHIBIT INDEX

Exhibit 99.1 Text of joint press release issued by Coyote Sports, Inc. and Royal Precision, Inc. on February 2, 1999

Exhibit 99.2 Agreement and Plan of Merger dated as of January 31, 1999 among Royal Precision, Inc., Coyote Sports, Inc. and RP Acquisition Corp.


Exhibit 99.3   Form of  Certificate  of  Designation  of the Series C  Preferred
               Stock


Exhibit 99.4 Amendment No. 1 to the Stockholder Agreement, dated as of May 12, 1997, among Danny Edwards, Drew M. Brown, DMB Property Ventures Limited Partnership, Mark N. Sklar, Bennett Dorrance, Trustee of the Bennett Dorrance Trust dated April 21, 1989, as amended, Christopher A. Johnston, Richard P. Johnston and Jayne A. Johnston Charitable Remainder Trust #3 (Richard P. Johnston, Trustee), as successor to RPJ/JAJ Partners, Ltd., a Wyoming partnership, David E. Johnston, Berenson Minella & Company, L.P., Kenneth J. Warren and Royal Precision

Exhibit 99.5   Form of Coyote Sports Voting Agreement

Exhibit 99.6   Form of Royal Precision Voting Agreement